Filed pursuant to Rule 497(e)
Registration No. 333-207738

Miller/Howard Funds Trust (the “Trust”)

Miller/Howard Income-Equity Fund
Miller/Howard Drill Bit to Burner Tip® Fund

SUPPLEMENT DATED OCTOBER 3, 2016 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED DECEMBER 31, 2015, AS REVISED JUNE 30, 2016

The following information supplements and supersedes any information to the contrary relating to the Miller/Howard Funds Trust (Fund) contained in the current prospectus and statement of additional information.

MHI Funds, LLC, (“MHI”) the investment adviser to both series of the Trust, has announced a prospective change in the portfolio management responsibilities for the Miller/Howard Income-Equity Fund and Miller/Howard Drill Bit to Burner Tip® Fund (together, the “Funds”). On October 3, 2016, MHI announced the future retirement of Roger G. Young, CFA, a Portfolio Manager to the Funds, effective September 2017. Roger joined MHI in 2008 with a distinguished career investing in US energy that spanned nearly four decades. Roger will remain an active contributor to the portfolio management team until September 2017 as he transitions his work responsibilities to the Funds’ Portfolio Management Team.